Exhibit 99.1

Company Presentation

November 2006

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the
Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I.            Overview

II.   Investment Strategy

III.   Financial Information

TABLE OF CONTENTS

Overview

Capital Trust

Largest dedicated commercial real estate subordinate debt investor in the US

Founded by Sam Zell and John Klopp in 1997

Originated $7.4 billion of investments since inception

Unparalleled track record

Less than 1.0% loss experience on the entire portfolio

Fully integrated internal management structure

Senior management averaging 19 years of experience

Expandable platform

OVERVIEW

OVERVIEW

CT Investment Management
Co., LLC (TRS)

100%

CT Mezzanine
Partners II LP

Unique Business Model

Balance Sheet

Net Interest Margin

Investment Management

Fee Income

+

Capital Trust, Inc.

(NYSE: “CT”)

(Management Contracts)

Investment Manager

CDO Collateral Manager

Special Servicer

CT Mezzanine
Partners III, Inc.

CT Large Loan

2006, Inc.

CT High Grade

Mezzanine

Recent Highlights

Balance Sheet

YTD Originations of $1.4 billion / TTM Originations of $1.7 billion

Closed founding equity investment in Bracor, a newly formed net lease commercial real estate company located and operated in Brazil

Investment Management

Closed CT Large Loan 2006, Inc. with $325 million of equity commitments

Formed CT High Grade Mezzanine, a $250 million separate account to invest in senior mezzanine loans and B Notes

Capital Raising

Closed 2 million share “bought deal” (11/06): $87 million net proceeds

Dividend Activity

Paid Q3’06 dividend of $0.75 per share (+36% YoY)

OVERVIEW

•

48.00
46.00
44.00
42.00
40.00
38.00
36.00
34.00
32.00
30.00
28.00
11/10
12/10
1/10
2/10
3/10
4/10
5/10
6/10
7/10
8/10
9/10
10/10
11/10
300
200
100
-
(000s)

CAPITALTRUST

NYSE: CT

Trailing 12-Month Performance

Note:

(1) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
      RAIT Investment Trust, NorthStar Realty Finance Corp., and JER Investors Trust Inc.

(2) Pro forma for Capital Trust’s $87 million common equity offering closed on November 3, 2006.

(3) Last quarter dividend annualized.

1Q’ 06 Div.

OVERVIEW

4Q’ 05 Div.

(3)

2Q’ 06 Div.

3Q’ 06 Div.

(2)

Share Price (Close)

Current (11/10/06)

$44.00

High (10/26/06)

$46.90

Low (11/16/05)

$28.98

Valuation Metrics

CT

Peers(1)

Price/Book

1.8x

1.6x

P/E TTM

12.4x

12.6x

Div. Yield

6.8%

8.5%

Daily Volume

Average (8/10/06-11/10/06)

90,211

OVERVIEW

Growth Strategy

Continue to grow balance sheet assets

Continue to grow investment management business through the sponsorship of additional vehicles

Create the most efficient capital structure through the use of CDOs and other structured products

Expand our franchise

Incubate and/or acquire complementary balance sheet and investment management businesses

Lending/Investing

Asset Management

Administration

Finance/Accounting

Capital Markets

CEO, John Klopp

Board of Directors

Sam Zell

Thomas Dobrowski

Martin Edelman

Craig Hatkoff

Edward Hyman

John Klopp

Henry Nassau

Joshua Polan

Lynne Sagalyn

OVERVIEW

41 Professionals

CFO, Geoffrey Jervis

COO, Stephen Plavin

Seasoned Management Team

CCO, Thomas Ruffing

Investment Strategy

1995
U.S. Commercial Real Estate Debt Market:
$1.0 Trillion

Other
8%
Banks
42%
Savings & Loans
11%
Agency & Govt
Pools
13%
Life Ins. Cos.
20%
CMBS ($65B)
6%

2005
U.S. Commercial Real Estate Debt Market:
$2.6 Trillion

Other
6%
Banks
43%
Savings & Loans
7%
Agency & Govt
Pools
13%
Life Ins. Cos.
10%
CMBS($553B)
21%

CAPITALTRUST

Note:

(1) Source: Federal Reserve Data.

INVESTMENT STRATEGY

A Large and Dynamic Market

CMBS has taken a larger share of a growing market

Market Growth 3x

CMBS Growth 9x

•

Historical US CMBS Issuance
Annual Issuance ($ billions)
Cumulative Issuance ($ billions)
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
1020
960
900
840
780
720
660
600
540
480
420
360
300
240
180
120
60
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E
Fixed Rate
Floating Rate
Cumulative US CMBS

➢

CAPITALTRUST

INVESTMENT STRATEGY

Growth of Securitization

Record breaking year of issuance expected in 2006

Note:

(1) Source: JPMorgan, Commercial Mortgage Alert.

Equity

1st Mortgage

Traditional

Early Stage

A Note

Equity

Mezzanine

Current

Equity

IG CMBS

Equity

Multiple Tranches of

Subordinate CMBS, B Notes,

Mezzanine Loans and

Preferred Equity

Evolving Capital Structure

INVESTMENT STRATEGY

Equity

Senior B Note

Junior B Note

Junior Mezzanine

Senior Mezzanine

L + 100 to 150 bps

L + 150 to 225 bps

L + 225 to 300 bps

L + 300 to 1000+ bps

INVESTMENT STRATEGY

Relative Value

AAA to A

CMBS

BBB

B

BB

NR

AAA to A

CMBS

BBB

Equity

Gross

Unleveraged Returns

Gross

Unleveraged Returns

L + 15 to 50 bps

L +  60 to 100 bps

S + 180 to 450 bps

S + 550 to 800 bps

S + 1300 to 1600+ bps

S +  23 to 55 bps

S +  70 to 100 bps

Floating Rate

$32 Billion 2005

Fixed Rate

$137 Billion 2005

Investment Grade

CDO Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3rd Parties

Retained by
Capital Trust

CDO I

$324 million / Reinvesting

CDO II

$338 million / Reinvesting

CDO III

$341 million / Static

CDO IV

$489 million / Static

CDO I

$253 million: L + 0.62% / 1.04%

CDO II

$299 million: L + 0.49% / 0.71%

CDO III

$270 million:  5.09% / 5.25%

CDO IV

$429 million:  5.52% / 5.62%

INVESTMENT STRATEGY

Competitive Advantages

Investment Origination

Broad Network/Established Relationships

Structural Creativity and Flexibility

Quick Turnaround/Certainty of Closing

Transaction Execution

Credit Underwriting Expertise

Financial Structuring Experience

Proven Process

Capital Access and Structuring Expertise

Equity Sources

Debt Sources

Unparalleled Track Record

Senior Debt Provided by

Morgan Stanley

Town & Country

Portfolio

Nationwide

$1 Billion

Senior Debt Led by

Calyon

The Carlyle Hotel

New York, NY

$125 Million

Senior Debt Led by

Merrill Lynch

Trizec Office

Portfolio

Nationwide

$6 Billion

Senior Debt Provided by

IXIS Real Estate
Capital

Wyvernwood

Apartments

Los Angeles, CA

$76 Million

Senior Debt Provided by

Wells Fargo

Woodfin & Chase

Hotel Portfolio

Nationwide

$110 Million

Senior Debt Led by

Wachovia

10 West End Avenue

New York, NY

$176 Million

Senior Debt Provided by

Bear Stearns

and Wachovia

Wyndham Acquisition

Nationwide

$3 Billion

Senior Debt Provided by

Lehman Brothers

Mandalay On

The Hudson

Jersey City, NJ

$106 Million

Senior Debt Provided by

JPMorgan Chase

Sawgrass Mills

Sunrise, FL

$625 Million

Senior Debt Provided by

CSFB

Solana

Westlake, TX

$275 Million

Senior Debt Provided by

Eurohypo

Woodlands

Marriott

Woodlands, TX

$50 Million

Senior Debt Provided by

Goldman Sachs

Marriott Waikiki

Honolulu, HI

$232 Million

Senior Debt Provided by

Goldman Sachs and

Greenwich Capital

Mervyn’s Portfolio

Nationwide

$950 Million

Senior Debt Led by

Capmark

The Crossings

Corona, CA

$54 Million

INVESTMENT STRATEGY

Senior Debt Provided by

Bank of America

John Q Hammons

Hotel Portfolio

Nationwide

$80 Million

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

INVESTMENT STRATEGY

Investment Process

Partners

Agencies

Trustees

INVESTMENT STRATEGY

Risk Management Principles

Create diversified portfolios

Asset category, property type and geographic market

Prudently employ leverage

Enhance returns

Increase the size and diversity of the portfolios

Manage a matched book

Control asset/liability mix (index & duration)

Use derivative instruments to hedge interest rate exposure

Maintain the liquidity necessary to hold and protect investments

Financial Information

Capital Trust, Inc.

9/30/06

Assets                $2,270

Liabilities       $1,922

Equity                  $348

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

CT Mezzanine

Partners II LP

9/30/06

Assets                          $48

Liabilities                   $20

Equity                          $28

(0.0% owned)

(5.9% owned)

III - 1

Net Interest Margin

Base and Incentive

Management Fees

FINANCIAL INFORMATION

($ millions)

CT Large Loan

2006, Inc.

9/30/06

Assets                        $195

Liabilities                   $97

Equity                         $98

CT Mezzanine

Partners III, Inc.

9/30/06

Assets                        $216

Liabilities                 $145

Equity                          $71

(4.7% owned)

Notes:

(1)  Asset level pari passu participations with Capital Trust, Inc.

(2)  CT Large Loan 2006, Inc. first closing in May 2006 and final closing in June 2006.

(3)  CT High Grade Mezzanine formed in November 2006 with $250 million of equity committed from a third party.

(2)

(1)

(0.0% owned)

CT High Grade

Mezzanine

9/30/06

Assets                            ---

Liabilities                     ---

Equity                      $250

(3)

FINANCIAL INFORMATION

Assets ($000s)

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

9/30/06

$34,930

1,334,014

         845,452

11,185

3,000

959

        40,125

$2,269,665

        $351,433

1,241,949

51,550

248,137

      29,003

$1,922,072

$347,593

Notes:

(1)

Excludes one $2,751 NPL.

(2)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(3)

Appraised value.

(1)

(2)

(2)

(1)

Total Return Swaps

$40 million synthetic interest

Receive L+15.23% on $3 million

Interest Rate Hedges (Swaps)

$532 million notional

Pay 4.96% and receive LIBOR

(3)

III - 2

CMBS

Issues/Bonds:

57/79

Face Value:

$885,447

Variable/Fixed:

13% / 87%

GAAP Yield:

7.41%

WAL:

7.8 years

“Average” Rating:

BB

Equity Investments

$Value

Bracor

$3,209

Fund II

2,111

Fund III

3,902

Capitalized Costs

1,963

Total

$11,185

Loans

# of Loans:

65

Face:

$1,336,011

Variable/Fixed:

85% / 15%

GAAP Yield:

9.44%

WAL:

4.4 years

WALTV:

71%

NOI Yield:

10.64%

Asset Type
CMBS 43%
Other 4%
Office 16%
Multi-Family 9%
Hotel 17%
Retail 11%
Office
Multi Family
Hotel
Retail
CMBS
Other

Investment Type
Mezz 27%
B-Note 22%
Other 2%
1st MTGE 5%
CMBS 44%
Mezz
B-Note
CMBS
1st MTGE
Other

Location
NW 4%
SW 24%
SE 16%
MW 7%
NE 21%
Various 28%
NE
SE
NW
SW
MW
Various

CAPITALTRUST

III - 3

FINANCIAL INFORMATION

Portfolio Breakdown

Notes:

(1)

Capital Trust portfolio as of 9/30/06.

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

9/30/06

$34,930

         1,334,014

         845,452

11,185

3,000

959

        40,125

$2,269,665

        $351,433

1,241,949

51,550

248,137

      29,003

$1,922,072

$347,593

Liabilities and Equity ($000s)

FINANCIAL INFORMATION

Secured Debt

$950 million of committed credit facilities

Multiple providers (Morgan Stanley, Goldman
Sachs, Bear Stearns, Liquid Funding, Bank of
America, Lehman Brothers)

Coupon: LIBOR + 40 bps to LIBOR + 250 bps

GAAP Cost of Funds: 6.81%

Collateralized Debt Obligations

Investment grade CDO Notes sold

Non-recourse, non-mark-to-market, term and
index-matched

CDO I & II: weighted average coupon of L +
0.55%, all-in cost L + 0.87%

CDO III & IV: cash cost 5.40%, all-in cost 5.47%

GAAP Cost of Funds:  5.79%

Common Equity

15.6 million shares outstanding(1)

Book value per share: $22.30

18% owned by officers & directors

Notes:

(1)

Includes in-the-money options and warrants as of 9/30/06.

Trust Preferred Securities

$50 million of trust preferred securities sold

30 yr. term redeemable at par on or after April 2011

Cash cost: fixed at 7.45% until April 2016;
L+2.65% thereafter

GAAP Cost of Funds:  7.53%

III - 4

Pro Forma Financial Information ($000s)

III - 5

FINANCIAL INFORMATION

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

Diluted Shares

BV/Share

9/30/06

$34,930

         1,334,014

         845,452

11,185

3,000

959

        40,125

$2,269,665

        $351,433

1,241,949

51,550

248,137

      29,003

$1,922,072

$347,593

15,586

$22.30

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

Shares

BV/Share

PF 9/30/06

$34,930

         1,334,014

         845,452

11,185

3,000

959

        40,125

$2,269,665

        $264,473

1,241,949

51,550

248,137

      29,003

$1,835,112

$434,553

17,586

$24.71

Common Equity

Offering 11/3/06

($86,960)

$86,960

2,000

Notes:

(1)

Does not reflect expenses associated with the common equity offering estimated to be $250,000.

CT Investment

Management

Co., LLC (TRS)

CT Mezzanine

Partners II LP

9/30/06

Assets                      $48

Liabilities                $20

Equity                      $28

III - 6

FINANCIAL INFORMATION

Investment Management

$1.2 billion of investments

Investment period expired

1.3% mgmt. fee per annum

20% of profits after 10% pref.
return and 100% return of
capital (50%/50%, CT/Citi)

($ millions)

(Management Contracts)

CT Mezzanine

Partners III, Inc.

9/30/06

Assets                        $216

Liabilities                $145

Equity                        $71

$1.2 billion of investments

Investment period expired

1.4% mgmt. fee per annum

20% of profits after 10% pref.
return and 100% return of
capital (62.5%/37.5%, CT/Citi)

$2.0 billion of equity raised in five funds to date

(CT: 4.7%)

(CT: 5.9%)

CT Large Loan

2006, Inc.

9/30/06

Assets                        $195

Liabilities                  $97

   Equity                      $98

(CT: 0.0%)

(2)

$325 million of equity
commitments

Currently investing

0.75% mgmt. fee per annum
on total assets at 1:1
leverage

(1)

Notes:

(1)  Asset level pari passu participations with Capital Trust, Inc.

(2)  CT Large Loan 2006, Inc. first closing in May 2006 and final closing in June 2006.

(3) CT High Grade Mezzanine formed in November 2006 with $250 million of equity committed from a third party.

CT High Grade

Mezzanine

9/30/06

Assets                        ---

Liabilities                  ---

   Equity                    $250

(CT: 0.0%)

(3)

$250 million of equity
commitments

Currently investing

0.25% mgmt. fee per annum
on total assets

Portfolio Net Interest Margin

        Interest Income

        Interest Expense

        Net Interest Margin

Other Revenue

        Fund Management Fees

        Fund Investment Income

        Other

        Subtotal

Other Expenses

        G&A

        D&A

        Subtotal

        Income Taxes

Net Income

Net Income per share (diluted)

Dividends per share

Income Statement ($000s)

FINANCIAL INFORMATION

III - 7

3 Months Ended

(

)

3 Months Ended

(

)

(

)

(

)

9/30/06

$46,011

28,838

17,173

748

328

440

1,516

5,879

357

6,236

984

$13,437

$0.86

$0.75

9/30/05

$22,751

10,325

12,426

1,517

467

137

2,121

5,316

278

5,594

846

$9,799

$0.64

$0.55

FINANCIAL INFORMATION

III - 8

Conclusion

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments – net interest margin

Assets under management – base and incentive management fees

Stable capital structure through the use of CDOs and other structured products

Expandable platform:

Other real estate strategies

Specialty finance/structured products